UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2012

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2012, Time Warner Inc. (“Time Warner”) amended its $2.5 billion four-year senior unsecured revolving credit facility to extend the maturity date from September 27, 2015 to December 14, 2017. The maturity date of Time Warner’s $2.5 billion five-year senior unsecured revolving credit facility was not affected and remains September 27, 2016. As of December 14, 2012, there were no borrowings outstanding under the revolving credit facilities.

The amendment was made pursuant to an Amendment and Restatement Agreement, dated as of December 14, 2012 (the “Amendment and Restatement Agreement”), relating to the Credit Agreement, dated as of January 19, 2011, as amended by the First Amendment, dated as of September 27, 2011, among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto and Citibank, N.A., as administrative agent (the “Credit Agreement”). The Amendment and Restatement Agreement amended and restated the Credit Agreement (as amended and restated, the “Amended and Restated Credit Agreement”) to reflect the First Amendment and the amendment to extend the $2.5 billion four-year senior unsecured revolving credit facility described above.

The foregoing description of the Amendment and Restatement Agreement and Amended and Restated Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment and Restatement Agreement and Amended and Restated Credit Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment and Restatement Agreement, dated as of December 14, 2012, relating to the Credit Agreement, dated as of January 19, 2011, as amended by the First Amendment, dated as of September 27, 2011, among Time Warner Inc., Time Warner International Finance Limited, the Lenders from time to time party thereto, and Citibank, N.A., as administrative agent.

10.2	Amended and Restated Credit Agreement, dated as of January 19, 2011 and restated as of December 14, 2012, among Time Warner Inc., Time Warner International Finance Limited, the Lenders from time to time party thereto, and Citibank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ John K. Martin, Jr.
Name: John K. Martin, Jr.
Title: Chief Financial and Administrative Officer

Date: December 18, 2012

Exhibit Index

Exhibit	Description

10.1	Amendment and Restatement Agreement, dated as of December 14, 2012, relating to the Credit Agreement, dated as of January 19, 2011, as amended by the First Amendment, dated as of September 27, 2011, among Time Warner Inc., Time Warner International Finance Limited, the Lenders from time to time party thereto, and Citibank, N.A., as administrative agent.

10.2	Amended and Restated Credit Agreement, dated as of January 19, 2011 and restated as of December 14, 2012, among Time Warner Inc., Time Warner International Finance Limited, the Lenders from time to time party thereto, and Citibank, N.A., as administrative agent.